UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2013

MITEK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35231	87-0418827
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

8911 Balboa Ave., Suite B, San Diego, California 92123

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 309-1700

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 25, 2013, Mitek Systems, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C. (the “Underwriter”) relating to the sale and issuance by the Company of shares of the Company’s common stock to the Underwriter in a firm commitment underwritten public offering. Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriter has agreed to purchase, and the Company has agreed to sell, 2,857,142 shares at the public offering price, less certain underwriting discounts and commissions (the “Offering”). The Company has also agreed to reimburse the Underwriter for certain of its out-of-pocket expenses.

The shares of the Company’s common stock are being offered and sold pursuant to a base prospectus dated March 7, 2012 and a prospectus supplement dated June 25, 2013 (together, the “Prospectus Supplement”), and were registered for offer and sale pursuant to the Company’s registration statement on Form S-3 (File No. 333-177965), which was declared effective by the Securities and Exchange Commission (the “SEC”) on March 12, 2012.

Subject to the terms and conditions of the Underwriting Agreement, the Underwriter has committed to purchase and pay for all shares of the Company’s common stock offered by the Prospectus Supplement, if any such shares are taken. However, the Underwriter is not obligated to take or pay for the shares of the Company’s common stock covered by the Underwriter’s over-allotment option described below, unless and until such option is exercised.

The Company has granted the Underwriter an option, exercisable no later than 30 calendar days after the date of the Underwriting Agreement, to purchase up to an aggregate of 428,571 additional shares of the Company’s common stock at the public offering price, less certain underwriting discounts and commissions. The Company will be obligated to sell these shares of common stock to the Underwriter to the extent the over-allotment option is exercised. The Underwriter may exercise this option only to cover over-allotments, if any, made in connection with the sale of the Company’s common stock offered by the Prospectus Supplement. The Underwriter proposes to offer the Company’s common stock directly to the public at the offering price of $5.25 per share.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary conditions to closing, indemnification by each of the Company and the Underwriter against certain liabilities, including for liabilities under the Securities Act of 1933, as amended, and customary contribution provisions in respect of those liabilities.

The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital requirements.

The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the opinion of Paul Hastings LLP relating to the legality of the sale and issuance of the Company’s common stock in the Offering is attached as Exhibit 5.1 hereto.

Additional Information and Where to Find It

No statement in this report or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. The Company has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for an underwritten public offering. Before you invest in such Offering, you should read the preliminary prospectus supplement, including the base registration statement (and accompanying prospectus), and other documents the issuer has filed with the SEC for more complete information about the issuer and the Offering. You may obtain these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, the Company or the Underwriter will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request them by calling toll-free 800-621-0687.

Item 8.01.	Other Events.

On June 25, 2013, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 25, 2013, between Mitek Systems, Inc. and William Blair & Company, L.L.C.

5.1	Opinion of Paul Hastings LLP.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

99.1	Press release dated June 25, 2013.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the completion, timing and size of the Offering, the Underwriters’ exercise of the over-allotment option; the Company’s anticipated proceeds from the Offering and its use of those proceeds; and other statements that are not purely statements of historical fact. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to market conditions and the satisfaction of customary closing conditions related to the Offering and certain additional factors set forth in the Prospectus Supplement. There can be no assurance that Mitek will be able to complete the Offering on the anticipated terms, or at all.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and its subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at http://www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in the forward-looking statements contained herein and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

By:	/s/ Russell C. Clark
Russell C. Clark
Chief Financial Officer

Date: June 25, 2013